UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
_________________

FORM 8-K
_________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

July 22, 2021
Date of Report (date of earliest event reported)
_________________

Asensus Surgical, Inc.
(Exact name of Registrant as specified in its charter)
_________________

Delaware (State or other jurisdiction of incorporation or organization)	0-19437 (Commission File Number)	11-2962080 (I.R.S. Employer Identification Number)

1 TW Alexander Drive, Suite 160
Durham, NC 27703
(Address of principal executive offices)

919-765-8400
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)
_________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock $0.001 par value per share	ASXC	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02        Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 22, 2021, at the 2021 Annual Meeting of Stockholders (the “Annual Meeting”), the stockholders of Asensus Surgical, Inc. (the “Company”) voted to approve, among other things, the Company’s Amended and Restated Incentive Compensation Plan (the “Plan”) to increase the number of shares reserved for issuance under the Plan by 22,000,000 shares. The vote for approval of the amended and restated Plan is set forth below under Item 5.07 and incorporated herein by reference.

The amended and restated Plan is attached to this Current Report on Form 8-K and incorporated by reference into this Item.

Item 5.07       Submission of Matters to a Vote of Security Holders.

On July 22, 2021, the Company held its 2021 Annual Meeting of Stockholders. At the Annual Meeting, the total number of shares represented in person or by proxy was 117,330,572.28 of the 232,824,831 shares of Common Stock outstanding and entitled to vote at the Annual Meeting as of the record date, April 8, 2021. The following matters were voted upon at the Annual Meeting:

1.          Election of Directors. The following named persons were elected as Directors of the Company to serve until the next Annual Meeting of Stockholders in 2022 or until their successors are elected and qualified. The votes cast were as follows:

Director Nominee	For	Vote Withheld

Paul A. LaViolette	48,129,856.35	16,527,265.93
Anthony Fernando	60,257,784.24	4,399,338.04
Andrea Biffi	60,000,064.43	4,657,057.85
Jane H. Hsiao	59,846,023.10	4,811,099.18
David B. Milne	49,810,548.54	14,846,573.74
Richard C. Pfenniger, Jr.	57,935,951.93	6,721,170.35
William N. Starling	57,234,556.17	7,422,566.11

There were 52,673,450 broker non-votes for this proposal.

2.          Amendment and Restatement of the Incentive Compensation Plan. The stockholders voted to approve the amendment and restatement of the Plan to increase the number of shares reserved for issuance under the Plan by 22,000,000 shares. The stockholder vote was as follows:

48,385,260.17 Votes	FOR the resolution
11,735,708.72 Votes	AGAINST the resolution
4,536,153.39 Votes	ABSTAIN

There were 52,673,450 broker non-votes for this proposal.

3.          Say on Pay. The stockholders voted to approve, on an advisory basis, the compensation of the Company’s named executive officers for 2020, as described in the proxy statement for the Annual Meeting in accordance with Regulation S-K, Item 402. The stockholder vote was as follows:

39,675,810.10 Votes	FOR the resolution
20,801,891.58 Votes	AGAINST the resolution
4,179,420.61 Votes	ABSTAIN

There were 52,673,450 broker non-votes for this proposal.

4.          Frequency of Say on Pay. The stockholders voted to approve the frequency of the submission of future Say on Pay proposals to the stockholders as once every year. The stockholder vote was as follows:

55,613,164.73 Votes	ONE YEAR
1,372,935.55 Votes	TWO YEARS
2,181,413.79 Votes	THREE YEARS
5,489,608.21 Votes	ABSTAIN

There were 52,673,450 broker non-votes for this proposal.

Following the Annual Meeting, and based upon the votes of the stockholders, approving annual Say on Pay proposals, the Board of Directors adopted and approved the recommendation of the stockholders and will continue to submit annual Say on Pay proposals to the stockholders each year until the occurrence of the next advisory vote on the frequency of the submission of future Say on Pay proposals.

5.          Ratification of Independent Public Accounting Firm for 2021. The stockholders voted to ratify the appointment of BDO USA, LLP as the independent registered public accounting firm for the Company for the year ending December 31, 2021. The stockholder vote was as follows:

109,925,262.38 Votes	FOR the resolution
2,175,398.02 Votes	AGAINST the resolution
5,229,911.88 Votes	ABSTAIN

There were no broker non-votes for this proposal.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description

10.1*	Asensus Surgical, Inc. Amended and Restated Incentive Compensation Plan.

104	Cover Page Interactive Data File (formatted in inline XBRL)

___________

*	Represents a management contract, compensatory plan or arrangement required to be separately identified.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ASENSUS SURGICAL, INC.

Date: July 23, 2021	By:	/s/ Shameze Rampertab
Shameze Rampertab
Executive Vice President and Chief Financial Officer

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